UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 5, 2021

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

AIM ImmunoTech Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 7.01. Regulation FD Disclosure.

On October 6, 2021, AIM ImmunoTech Inc. (the “Company”) posted a scientific meeting presentation that summarizes the safety results of a Phase 1 randomized, double-blind study to evaluate the safety and activity of repeated intranasal administration of Ampligen to the “Events & Presentations” subsection of the “Investor Relations” tab on the Company’s website at https://AIMImmuno.com. The study was managed by the Centre for Human Drug Research (CHDR). For additional information, please see the press release dated October 6, 2021, a copy of which is filed herewith.

The information in this item, including Exhibits 99.1 and 99.2, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Cautionary Statement

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Words such as “may,” “will,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Many of these forward-looking statements involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the PSLRA. While the results of the CHDR study indicate the safety and tolerability of repeated intranasal administration of Ampligen, significant additional testing will be required to confirm whether Ampligen is an effective prophylactic or early treatment against COVID-19 or any other respiratory viral infections. No assurances can be given as to whether any studies will be successful or yield favorable data. Studies and trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. There is the potential for delays in clinical trial enrollment and reporting because of the COVID-19 medical emergency. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	CHDR Study Results study.

99.2	Press Release dated October 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM IMMUNOTECH INC.

October 6, 2021	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO